                                                                   EXHIBIT 10.21


                              COPYRIGHT ASSIGNMENT

                  Anchor Glass Container Corporation, a Delaware corporation, having an office at 1 Anchor Plaza, 4343 Anchor Plaza Parkway, Tampa, Florida 33634 (herein "ASSIGNOR") in accordance with its obligations under the Asset Purchase Agreement dated December 18, 1996, by and among ASSIGNOR, Owens-Brockway Glass Container Inc. and Consumers Packaging, Inc. (the obligations of Consumers Packaging Inc. under the Asset Purchase Agreement having been assigned to Anchor Glass Acquisition Corporation) (Anchor Glass Acquisition Corporation herein called "ASSIGNEE"), and the understanding underlying the Asset Purchase Agreement, hereby assigns to said ASSIGNEE all of its worldwide right, title and interest to the copyright and any related intellectual property rights that exist in the following works, copyrights and United States registrations (herein "WORKS") and in and to all renewals and extensions of the copyrights and right to seek copyright for the WORKS that may now or hereinafter be secured or securable under the laws of the respective countries:

     Name                                             Registration No.
     ----                                             ----------------
     Party Jar                                        VA733-169
     Oriental Floral Jar                              VA733-170
     Floral Grid Jar                                  VA733-171
     Flower Garden Jar                                VA733-172
     Heart Sampler Jar                                VA733-173
     Hearts Galore Jar                                VA733-174
     Modern Floral Jar                                VA733-175
     Ivy Jar                                          VA733-176
     Rose Buds Jar                                    VA733-177
     Roosters Jar                                     VA733-178
     Plaid Jar                                        VA733-179
     Peach Blossom Jar                                VA733-180
     Crocus jar                                       VA733-181
     Cows Jar                                         VA733-182
     Contemporary Grid Jar                            VA733-183
     Cherries Jar                                     VA733-184
     Checkerboard Scribble Jar                        VA733-185
     Celestial Jar                                    VA733-186
     Victorian Rose Jar                               VA733-187
     Wild Iris Jar                                    VA733-188
     Assorted Fruit Jar                               VA733-189
     Splatters 1 Jar                                  VA733-190
     Splatters 2 Jar                                  VA733-191
     Surfing Suntea Jar                               VA733-192
     Sunrise Suntea Jar                               VA733-193

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
    Name                                  Registration No.
    ----                                  ----------------

    Scribble Stripes Jar                  VA733-194
    Scribble Fish Jar                     VA733-195
    Tropical Birds Jar                    VA733-196
    Tropical Fish Jar                     VA733-197
    Tulips Jar                            VA733-198
    Sailboats Jar                         VA733-199


               IN WITNESS WHEREOF, I have hereunto set my hand and seal in the City of New York and State of New York this 5th day of February, 1997.

                                            ANCHOR GLASS CONTAINER CORPORATION


                                            By:  /s/ Mark A. Kirk
                                                --------------------------------
                                            Title: Senior Vice President
                                            Date: February 5, 1997


State of New York                           :
                                            :   ss:
County of New York                          :

               Before me, a Notary Public in and for the said County and State, personally appeared Mark A. Kirk who acknowledged that he/she is the person who executed the foregoing assignment and acknowledged it to be his/her free and voluntary act and deed.

               Witness my hand and notarial seal this 4th day of February 1997.


                                                     /s/ Beth A. Shindler
                                                     ---------------------------
                                                         Notary Public


(NOTARIAL SEAL)

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